                        TRANSAMERICA INCOME SHARES, INC.
                    FOR THE PERIOD ENDING SEPTEMBER 30, 2003
                            FORM N-CSR CERTIFICATION
               PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, John K. Carter, Senior Vice President, Secretary and General Counsel of Transamerica Income Shares, Inc. (the "Registrant"), certify that, to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 12/01/03                           By: /S/ John K. Carter
     ---------------------------------      -----------------------------------